EXHIBIT 99.3
                                 ------------

                           A Corridor Confirmation

BANK OF AMERICA, N.A.


TO: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-4CB

ATTN:                   Matthew J. Sabino
TEL:                    212 815 6093
FAX:                    212 815 3986

FROM:                   Bank of America, N.A.
                        233 South Wacker Drive - Suite 2800
                        Chicago, Illinois 60606
TEL:                    (+1) 312 234 2732
FAX:                    (+1) 866 255 1444

Date:                   27th February 2007

Our Reference No.       Old Ref. No.(s) 5057465 / 5057464 , 5042332 / 5042333.
                        New Ref. No. 2448834 / 2448835
Reference Name:         Denny Trompeter
Internal Tracking Nos.  2448834 / 2448835

Dear Sir/Madam,

This Confirmation supersedes and replaces any and all Confirmations in respect of this Transaction.

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-4CB and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of America, N.A., and "Party B" means The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-4CB.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.


1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (a) Non-Reliance. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

      (b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

      (c) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:                        For each Calculation Period, the
                                        Notional Amount shall equal the Notional
                                        Amount for such Calculation Period as
                                        detailed in the Schedule of Notional
                                        Amounts attached hereto.

Trade Date:                             26th February 2007

Effective Date:                         27th February 2007

Termination Date:                       25th October 2013

Fixed Amounts:

Fixed Rate Payer:                       Party B, provided, however, that the
                                        payment of the Fixed Amount to Party A
                                        has been made on behalf of Party B by
                                        Countrywide Home Loans, Inc.

Fixed Rate Payer Payment Dates:         14th February 2007, 22nd February 2007

Fixed Amounts:                          USD 42,400.00  USD 129,000.00

Additional                              Fee: On 27th February 2007, a fee in the
                                        amount of USD 7,500.00 will be payable
                                        by Party B to Party A for the changes
                                        made to the transactions, referenced
                                        hereto as the Old Transaction Number(s).

Floating Amounts:

Floating Rate Payer:                    Party A

Floating Rate Payer
 Calculation Amount:                    The Notional Amount

Cap Rate I:                             5.40000%

Cap Rate II:                            9.15000%

Floating Rate Payer
Payment Dates:                          Early Payments shall be applicable - 1
                                        Business Day prior to each Floating Rate
                                        Payer Period
                                        End Date

Floating Rate Payer
Period End Dates:                       The 25th of each Month, commencing on
                                        25th March 2007 and ending on the
                                        Termination Date. No Adjustment.

Floating Amount:                        The product of (a) the Notional Amount
                                        (b) the Floating Rate Day Count Fraction and (c) the Settlement Spread which shall be calculated in accordance with the following formula:

                                        If USD-LIBOR-BBA is greater than the Cap
                                        Rate I for the applicable Calculation
                                        Period, then Settlement Spread =
                                        (USD-LIBOR-BBA - applicable Cap Rate I)
                                        provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Cap Rate II then the USD-LIBOR-BBA for such Calculation Period shall be deemed to be the Cap Rate II.

                                        If 1 Month USD-LIBOR-BBA is less than or equal to the Cap Rate I for the applicable Calculation Period, then Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:                     to be determined


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

Floating Rate Option:                   USD-LIBOR-BBA

Designated Maturity:                    1 month

Spread:                                 None

Floating Rate Day
Count Fraction:                         30/360

Reset Dates:                            First day of each Calculation Period.

Business Days:                          New York

Calculation Agent:                      Party A; provided, however, that if an
                                        Event of Default occurs with respect to
                                        Party A, then Party B shall be entitled
                                        to appoint a financial institution which would qualify as a Reference
                                        Market-maker to act as Calculation
                                        Agent.


3.    Form Master Agreement.

      (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

      (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

      (c) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

      (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

      (e) The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

      (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

      (g) The phrase "Termination Currency" means United States Dollars.

      (h) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

4.    Recording of Conversations.

      Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.    Credit Support Document.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

6.    Credit Support Provider.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

7.    Account Details.

      Account for payments to Party A:

                    USD
      NAME:         BANK OF AMERICA NA
      CITY:         NEW YORK
      ABA #:        026009593
      ATTN:         BOFAUS3N
      NAME:         BANK OF AMERICA NA
      CITY:         CHARLOTTE
      ACCT:         6550219386
      ATTN:         RATE DERIVATIVE SETTLEMENTS
      ATTN:         BOFAUS6SGDS


        Account for payments to Party B:

         The Bank of New York
         New York, NY
         ABA # 021-000-018
         GLA # 111-565
         For Further Credit:  TAS A/C 540413
         Attn:  Matthew J. Sabino
         Tel:   212 815 6093
         Fax:  212 815 3986


8.    Offices.

      The Office of Party A for this Transaction is: Charlotte, North Carolina
                                                     Please send notices to
                                                     fax no. (866-218 - 8487)

      The Office of Party B for this Transaction is: New York, New York


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

9.    Additional Provisions.

      Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to
Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party or (ii)
Section 5(b)(iii) of the Form Master Agreement with respect to Party A as the Burdened Party.

      Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-4CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the pooling and servicing agreement dated as of February 1, 2007 among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement") and (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Confirmation, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A.

10.   Waiver of Right to Trial by Jury.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

11.   Eligible Contract Participant.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

12.   Notice by Facsimile Transmission.

      Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."


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

13.   Multibranch Party.

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party, and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York, Boston, Massachusetts or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch Party.

14.   USA Patriot Act Notice.

      Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Patriot Act.

15.   Other Provisions.

      (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth in Section 8 hereof.

      (b) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

      (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

      (d) Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:


     Party required to    Form/Document/       Date by which to    Covered by Section
     deliver document     Certificate          be delivered        3(d)
                                                                   Representation


     Party A and Party B  A certificate of     Upon the            Yes
                          an authorized        execution and
                          officer of the       delivery of this
                          party, as to the     Confirmation
                          incumbency and
                          authority of the
                          respective
                          officers of the
                          party signing this
                          Confirmation

16. Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of March 27, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bank of America, N.A. shall be incorporated by reference into this Agreement so


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

      that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

      Bank of America, N.A. (the "Bank") is a national banking association organized under the laws of the United States, with its principal executive offices located in Charlotte, North Carolina. The Bank is a wholly-owned indirect subsidiary of Bank of America Corporation and is engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

Remainder of this page intentionally left blank
-----------------------------------------------


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

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no. (+1 866) 255 1444). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

Bank of America, N.A.



By:              /s/ Luis Casas
     -------------------------------------------
        Name:    Luis Casas
        Title:   Vice President


Confirmed as of the date above:

The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2007-4CB


By:              /s/ Michael Cerchio
     -------------------------------------------
        Name:    Michael Cerchio
        Title:   Assistant Treasurer


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

                        SCHEDULE A TO THE CONFIRMATION
                        ------------------------------
                       Our Ref. Nos.: 2448834 / 2448835


                                                 Notional Amount
             Start Date           End Date            (USD)
              2/27/2007           3/25/2007       45,000,000.00
              3/25/2007           4/25/2007       44,205,043.53
              4/25/2007           5/25/2007       43,306,025.94
              5/25/2007           6/25/2007       42,303,763.17
              6/25/2007           7/25/2007       41,199,166.53
              7/25/2007           8/25/2007       39,993,286.97
              8/25/2007           9/25/2007       38,687,314.01
              9/25/2007          10/25/2007       37,282,574.34
             10/25/2007          11/25/2007       36,667,030.14
             11/25/2007          12/25/2007       35,955,777.00
             12/25/2007           1/25/2008       35,150,541.66
              1/25/2008           2/25/2008       34,253,179.35
              2/25/2008           3/25/2008       33,265,670.81
              3/25/2008           4/25/2008       32,295,162.29
              4/25/2008           5/25/2008       31,341,510.44
              5/25/2008           6/25/2008       30,404,573.11
              6/25/2008           7/25/2008       29,484,209.34
              7/25/2008           8/25/2008       28,580,279.39
              8/25/2008           9/25/2008       27,692,644.67
              9/25/2008          10/25/2008       26,821,167.75
             10/25/2008          11/25/2008       25,965,712.38
             11/25/2008          12/25/2008       25,126,143.45
             12/25/2008           1/25/2009       24,302,326.98
              1/25/2009           2/25/2009       23,494,130.12
              2/25/2009           3/25/2009       22,701,421.16
              3/25/2009           4/25/2009       21,924,069.46
              4/25/2009           5/25/2009       21,161,945.52
              5/25/2009           6/25/2009       20,414,920.90
              6/25/2009           7/25/2009       19,682,868.27
              7/25/2009           8/25/2009       18,965,661.35
              8/25/2009           9/25/2009       18,263,174.94
              9/25/2009          10/25/2009       17,575,284.87
             10/25/2009          11/25/2009       16,901,868.06
             11/25/2009          12/25/2009       16,242,802.42
             12/25/2009           1/25/2010       15,597,966.91
              1/25/2010           2/25/2010       14,967,241.52
              2/25/2010           3/25/2010       14,350,507.24
              3/25/2010           4/25/2010       13,747,646.07
              4/25/2010           5/25/2010       13,158,540.98
              5/25/2010           6/25/2010       12,583,075.95
              6/25/2010           7/25/2010       12,021,135.95
              7/25/2010           8/25/2010       11,472,606.89
              8/25/2010           9/25/2010       10,937,375.65
              9/25/2010          10/25/2010       10,415,330.09
             10/25/2010          11/25/2010        9,906,358.97
             11/25/2010          12/25/2010        9,410,352.02

             12/25/2010           1/25/2011        8,927,199.89
              1/25/2011           2/25/2011        8,456,794.17
              2/25/2011           3/25/2011        7,999,027.33
              3/25/2011           4/25/2011        7,553,792.77
              4/25/2011           5/25/2011        7,120,984.78
              5/25/2011           6/25/2011        6,700,498.56
              6/25/2011           7/25/2011        6,292,230.17
              7/25/2011           8/25/2011        5,896,076.55
              8/25/2011           9/25/2011        5,511,935.53
              9/25/2011          10/25/2011        5,139,705.78
             10/25/2011          11/25/2011        4,779,286.84
             11/25/2011          12/25/2011        4,430,579.08
             12/25/2011           1/25/2012        4,093,483.73
              1/25/2012           2/25/2012        3,767,902.84
              2/25/2012           3/25/2012        3,453,739.29
              3/25/2012           4/25/2012        3,173,852.61
              4/25/2012           5/25/2012        2,905,098.45
              5/25/2012           6/25/2012        2,647,382.14
              6/25/2012           7/25/2012        2,400,609.80
              7/25/2012           8/25/2012        2,164,688.35
              8/25/2012           9/25/2012        1,939,525.49
              9/25/2012          10/25/2012        1,725,029.69
             10/25/2012          11/25/2012        1,521,110.20
             11/25/2012          12/25/2012        1,327,677.04
             12/25/2012           1/25/2013        1,144,640.97
              1/25/2013           2/25/2013         971,913.53
              2/25/2013           3/25/2013         809,406.98
              3/25/2013           4/25/2013         664,388.05
              4/25/2013           5/25/2013         529,361.50
              5/25/2013           6/25/2013         404,242.03
              6/25/2013           7/25/2013         288,945.02
              7/25/2013           8/25/2013         183,386.58
              8/25/2013           9/25/2013         87,483.53
              9/25/2013          10/25/2013          1,153.38


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